Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 7 TO CREDIT AGREEMENT

AMENDMENT NO. 7 TO CREDIT AGREEMENT, dated as of April 9, 2014 (“Amendment No. 7”), by and among TRANSUNION CORP., a Delaware corporation (“Holdings”), TRANS UNION LLC, a Delaware limited liability company (the “Borrower”), the Guarantors, DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent (in such capacity, the “Existing Administrative Agent”), as collateral agent (in such capacity, the “Existing Collateral Agent”), as swing line lender (in such capacity, the “Existing Swing Line Lender”) and as L/C issuer (in such capacity, “Existing L/C Issuer”), Deutsche Bank AG New York Branch (“DBNY”), as the successor administrative agent (in such capacity, the “Successor Administrative Agent”), as successor collateral agent, (in such capacity, the “Successor Collateral Agent”), as successor swing line lender (in such capacity, the “Successor Swing Line Lender”), as successor L/C issuer (in such capacity, “Successor L/C Issuer”) and as replacement term loan lender (in such capacity, the “2014 Replacement Term Lender”) and each other Lender party hereto.

WITNESSETH:
WHEREAS, Holdings, the Borrower, the Existing Administrative Agent, the Guarantors party thereto from time to time and each Lender from time to time party thereto have entered into an Amendment No. 1 to Credit Agreement, dated as of February 10, 2011, which amended and restated the Credit Agreement, dated as of June 15, 2010, by and among Holdings, the Borrower, the Existing Administrative Agent and the lenders from time to time party thereto (the “Lenders”) (as amended, amended and restated, supplemented and/or otherwise modified through, but not including, the date hereof, including pursuant to Amendment No. 2, dated as of February 27, 2012, Amendment No. 3, dated as of April 17, 2012, Amendment No. 4, dated as of February 5, 2013, Amendment No. 5, dated as of November 22, 2013 and Amendment No. 6, dated as of December 16, 2013, collectively, the “Credit Agreement”) (capitalized terms not otherwise defined in this Amendment No. 7 have the same meanings as specified in the Credit Agreement);
2014 Replacement Term Loans Amendment

WHEREAS, on the date hereof, there are outstanding Term Loans (for purposes of this Amendment No. 7, herein called the “Refinanced Term Loans”) in an aggregate principal amount of $1,120,450,000.
WHEREAS, among other amendments to the Credit Agreement contained herein, in accordance with the provisions of Section 10.01 of the Credit Agreement, Holdings and the Borrower wish to amend the Credit Agreement (the “2014 Replacement Term Loans Amendment”) to enable the Borrower to refinance in full the outstanding Term Loans described in the immediately preceding paragraph with the proceeds of replacement Term Loans (the “2014 Replacement Term Loans”) as more fully provided herein, in each case with the same terms as were theretofore applicable to the Term Loans except as expressly described herein;
WHEREAS, Holdings, the Borrower, the Existing Administrative Agent and the 2014 Replacement Term Lender wish to amend the Credit Agreement to provide for the 2014 Replacement Term Loans;

2014 Replacement Term Loan Increase
WHEREAS, among other amendments to the Credit Agreement contained herein, in accordance with the provisions of Section 10.01 of the Credit Agreement, the Borrower and the Guarantors wish to obtain a waiver of certain conditions under the Credit Agreement with respect to Replacement Term Loans to enable the Borrower to increase the aggregate principal amount of 2014 Replacement Term Loans that may be provided by the 2014 Replacement Term Lender pursuant to this Amendment No. 7 on the Amendment No. 7 Effective Date;
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the consent of the Required Lenders is necessary to effect such a waiver;
WHEREAS, immediately upon giving effect to the 2014 Replacement Term Loans Amendment, the 2014 Replacement Term Lender constitutes the Required Lenders under the Credit Agreement;
WHEREAS, the Required Lenders are willing to provide such a waiver pursuant to Section 10.01 of the Credit Agreement;
WHEREAS, upon obtaining such a waiver, the 2014 Replacement Term Lender is willing to increase the aggregate principal amount of the 2014 Replacement Term Loans to be provided on the Amendment No. 7 Effective Date from $1,120,450,000 to $1,900,000,000 as set forth on Exhibit A attached hereto (the “2014 Replacement Term Loan Commitment”), subject to the conditions set forth herein;
Revolving Credit Facility Amendment
WHEREAS, the Revolving Credit Facility consists of Revolving Credit Commitments, Extended Revolving Credit Commitments and Extended R-2 Revolving Credit Commitments in an aggregate amount of $210,000,000;

WHEREAS, all Revolving Credit Lenders party hereto have agreed to convert their existing Revolving Credit Commitments, Extended Revolving Credit Commitments and Extended R-2 Revolving Credit Commitments into a single tranche of Revolving Credit Commitments in an aggregate amount of $190,000,000 and having the terms described herein, with each Revolving Credit Lender committing to provide the amount of Revolving Credit Commitments as set forth opposite its name in Schedule 1.01A as amended and restated pursuant to this Amendment No. 7 and attached hereto as Exhibit A (the “Revolving Credit Commitments”);

WHEREAS, among other amendments to the Credit Agreement contained herein, in accordance with the provisions of Section 10.01 of the Credit Agreement, Holdings, the Borrower and the Revolving Credit Lenders wish to amend the Credit Agreement (the “Revolving Credit Facility Amendment”) to effect the conversion of the Revolving Credit Commitments as more fully provided herein;

Resignation of Existing Administrative Agent and Existing Collateral Agent and Appointment of Successor Administrative Agent and Successor Collateral Agent
WHEREAS, DBTCA desires to resign its appointment as the Existing Administrative Agent, Existing Collateral Agent, Existing Swing Line Lender and Existing L/C Issuer under the Credit Agreement and the Loan Documents referred to therein and (ii) DBNY desires to be appointed by the Required Lenders as the Successor Administrative Agent, Successor Collateral Agent, Successor Swing Line Lender and Successor L/C Issuer under the Credit Agreement and the Loan Documents referred to therein, pursuant to a resignation and assignment agreement dated the date hereof and attached hereto as Exhibit B (the “Resignation and Assignment Agreement”) among the Borrower, the other Loan Parties, DBTCA in its capacities as Existing Administrative Agent, Existing Collateral Agent, Existing Swing Line Lender and Existing L/C Issuer and DBNY in its capacities as Successor Administrative Agent, Successor Collateral Agent, Successor Swing Line Lender and Successor L/C Issuer;
WHEREAS the Existing Administrative Agent requests that the Lenders and the Borrower, respectively, waive the requirement set forth in Section 9.09(a) of the Credit Agreement that the Existing Administrative Agent provide 15 Business Days’ prior written notice of its resignation to the Lenders and the Borrower;
WHEREAS, immediately after giving effect to the 2014 Replacement Term Loans Amendment, the 2014 Replacement Term Loan Increase and the Revolving Credit Facility Amendment, the Lenders (including the 2014 Replacement Term Lender and the Revolving Credit Lenders) party hereto (the “Consenting Lenders”) constitute the Required Lenders under the Credit Agreement;
WHEREAS, the Borrower, the Guarantors and the Consenting Lenders constituting the Required Lenders are willing to provide such a waiver pursuant to Section 10.01 of the Credit Agreement, subject to the conditions set forth herein;
WHEREAS, the Consenting Lenders constituting the Required Lenders intend to appoint, with the Borrower’s consent, (i) the Successor Administrative Agent as successor administrative agent, (ii) the Successor Collateral Agent as successor collateral agent, (iii) the Successor Swing Line Lender as successor swing line lender and (iv) the Successor L/C Issuer as successor L/C Issuer, under the Credit Agreement and the Loan Documents referred to pursuant to the terms of the Resignation and Assignment Agreement;
Other Amendments
WHEREAS, the Borrower and the Guarantors desire to make certain other amendments to the Credit Agreement (as defined below) as more specifically set forth in Section 5 hereof and Exhibits C, D, E and F, respectively, in each case, attached hereto (the “Other Amendments”);
WHEREAS, pursuant to Section 10.01 of the Credit Agreement, the consent of the Required Lenders is necessary to effect the Other Amendments;
WHEREAS, immediately after giving effect to the 2014 Replacement Term Loans Amendment and the Revolving Credit Facility Amendment, the Consenting Lenders constituting the Required Lenders are willing to so agree pursuant to Section 10.01 of the Credit Agreement, subject to the conditions set forth herein; and
NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the sufficiency and receipt of all of which is hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    2014 Replacement Term Loans Amendment.
(a)     Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 hereof and the relevant conditions specified in Section 4.01 of the Credit Agreement, the 2014 Replacement Term Lender hereby agrees to make 2014 Replacement Term Loans in the total aggregate principal amount of $1,120,450,000 to refinance all outstanding Term Loans, in accordance with the relevant requirements of the Credit Agreement. It is understood that the 2014 Replacement Term Loans being made pursuant to this Amendment No. 7 shall constitute Replacement Term Loans pursuant to Section 10.01 of the Credit Agreement and the Term Loans being refinanced shall constitute Refinanced Term Loans as described therein. If the 2014 Replacement Term Loans are not made by 5:00 P.M. New York City time on the Amendment No. 7 Effective Date, all obligations of the 2014 Replacement Term Lender to make the 2014 Replacement Term Loans shall terminate.
(b)     Subject to the satisfaction (or waiver) of the conditions set forth in Section 6 hereof, upon the making of the 2014 Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i)     Section 1.01 of the Credit Agreement is hereby amended by adding in the appropriate alphabetical order the following new definitions:
“2014 Replacement Term Loans” has the meaning set forth in Amendment No. 7.
“2014 Replacement Term Loans Amendment” has the meaning set forth in Amendment No. 7.
“2014 Replacement Term Loan Commitment” has the meaning set forth in Amendment No. 7.
“2014 Replacement Term Lender” has the meaning set forth in Amendment No. 7.
“Amendment No. 7” means Amendment No. 7 to the Original Credit Agreement, dated as of the date hereof, among Holdings, the Borrower, the other Loan Parties, DBTCA, as Existing Administrative Agent, Existing Collateral Agent, Existing Swing Line Lender and Existing L/C Issuer (each as defined therein), DBNY, as Successor Administrative Agent, Successor Collateral Agent, Successor Swing Line Lender, Successor L/C Issuer and 2014 Replacement Term Lender (each as defined therein) and the other Lenders party thereto.
“Amendment No. 7 Effective Date” means April 9, 2014 or, the date of the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 of Amendment No. 7.
(ii)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating clause (a) of the definition of “Applicable Rate” as follows:
“(a)(i) with respect to Term Loans, prior to the Amendment No. 7 Effective Date, the rates set forth in clause (a) of the definition of “Applicable Rate” without giving effect to Amendment No. 7 and (ii) with respect to Term Loans, after the Amendment No. 7 Effective Date, (x) until delivery of financial statements for the first fiscal quarter ending after the Amendment No. 7 Effective Date pursuant to Section 6.01, (A) for LIBOR Loans, 3.00% and (B) for Base Rate Loans, 2.00% and (y) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate required by the Administrative Agent pursuant to Section 6.02(a):
Applicable Rate

Pricing Level	Senior Secured Net Leverage Ratio	LIBOR Loans	Base Rate
1	>3.75:1	3.00%	2.00%
2	≤3.75:1	2.75%	1.75%”

(iii)    Section 1.01 of the Credit Agreement is hereby further amended by inserting the following text at the beginning of each of the second and the third to last paragraphs of the definition of “Applicable Rate” as follows:
“In the case of immediately preceding clause (a)(ii), ”
(iv)    Clause (i) of the proviso appearing in the first sentence of the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(i) in respect of Term Loans outstanding (x) prior to the Amendment No. 7 Effective Date, 2.50% per annum, and (y) on and after the Amendment No. 7 Effective Date after giving effect to Amendment No. 7, 2.00%”.
(v)     Clause (a)(ii)(w) of the definition of “LIBOR” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“in respect of Term Loans (I) prior to the Amendment No. 7 Effective Date, 1.25% per annum, and (II) on and after the Amendment No. 7 Effective Date after giving effect to Amendment No. 7, 1.00%.”

(vi)     The definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby amended by inserting the following text immediately before clause (i) and immediately following the word “means” in the definition thereof:
“on and after the Amendment No. 7 Effective Date, ”

(vii)    Clause (i) of the definition of “Maturity Date” appearing in Section 1.01 of the Credit Agreement is hereby further amended and restated in its entirety as follows:
“(i) with respect to the Term Loans that have not been extended pursuant to Section 2.15, April 9, 2021 (the “Original Term Loan Maturity Date”),”

(viii)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Commitment” in its entirety as follows:
“Term Commitment” means, with respect to the 2014 Replacement Term Lender on the Amendment No. 7 Effective Date, its obligation to make the 2014 Replacement Term Loans to the Borrower pursuant to Amendment No. 7 in an aggregate amount not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A (as amended and restated pursuant to Amendment No. 7) under the caption “2014 Replacement Term Loan Commitment”, or in the Assignment and Assumption pursuant to which a Term Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14), Amendment No. 7, any Refinancing Amendment or the incurrence of Replacement Term Loans.
(ix)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Term Loan” in its entirety as follows:
“Term Loan” means (a) prior to the Amendment No. 7 Effective Date, all Term Loans made pursuant to Amendments No. 4, 5 and 6 and (b) on and after the Amendment No. 7 Effective Date, 2014 Replacement Term Loans made pursuant to Amendment No. 7 and Extended Term Loans, Incremental Term Loans, Refinancing Term Loans or Replacement Term Loans, as the context may require.
(x)     Section 2.01(a) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(a)     The Term Borrowings. Subject to the terms and conditions set forth in Amendment No. 7, the 2014 Replacement Term Lender severally agrees to make to the Borrower on the Amendment No. 7 Effective Date term loans denominated in Dollars in an aggregate amount not to exceed the amount of such Lender’s 2014 Replacement Term Loan Commitment. Amounts borrowed under this Section 2.01(a) pursuant to Amendment No. 7 and repaid or prepaid may not be reborrowed. Term Loans may be Base Rate Loans or LIBOR Loans, as further provided herein.”

(xi)     Section 2.05(a)(i) of the Credit Agreement is hereby amended by amending and restating the proviso at the end of the first sentence thereof as follows:

“; provided further that no notice shall be required in connection with the incurrence of the 2014 Replacement Term Loans on the Amendment No. 7 Effective Date and repayment of the Term Loans with the proceeds thereof”.

(xii)     Section 2.06(b) of the Credit Agreement is hereby amended by deleting the last sentence thereof and amending and restating the first sentence thereof in its entirety to read as follows:

“The 2014 Replacement Term Loan Commitment of the 2014 Replacement Term Lender shall automatically terminate in its entirety on the Amendment No. 7 Effective Date (after giving effect to the incurrence of the 2014 Replacement Term Loans on such date).”

(xiii)     Section 2.07(a)(i) of the Credit Agreement is hereby amended by (a) replacing references therein to “Amendment No. 1 Effective Date” with “Amendment No. 7 Effective Date”, (b) deleting the text “(x)” appearing in clause (i) of the first sentence thereof and (c) deleting clauses (y) and (z) appearing in clause (i) of the first sentence thereof.

(xiv)     Section 2.09(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“(d)     Prepayment Premium on 2014 Replacement Term Loans. At the time of the effectiveness of any Repricing Transaction that is consummated on or prior to the one year anniversary of the Amendment No. 7 Effective Date, the Borrower agrees to pay to the Administrative Agent, for the ratable account of each Lender with outstanding Term Loans which are repaid or prepaid pursuant to such Repricing Transaction (including each Lender that withholds its consent to such Repricing Transaction and is replaced as a Non-Consenting Lender under Section 3.07), a fee in an amount equal to 1.00% of (x) in the case of a Repricing Transaction of the type described in clause (1) of the definition thereof, the aggregate principal amount of all Term Loans prepaid (or converted) in connection with such Repricing Transaction and (y) in the case of a Repricing Transaction described in clause (2) of the definition thereof, the aggregate principal amount of all Term Loans outstanding on such date that are subject to an effective reduction of the Applicable Rate pursuant to such Repricing Transaction. Such fees shall be due and payable upon the date of the effectiveness of such Repricing Transaction.”

(xv)     The first sentence of Section 7.10 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The proceeds of the Term Loans incurred pursuant to Amendment No. 7 shall be for the purposes specified therein, which include (a) the refinancing of the Term Loans existing immediately prior to the Amendment No. 7 Effective Date and the paying of fees and expenses incurred in connection therewith, (b) repaying in full Revolving Credit Loans outstanding immediately prior to the Amendment No. 7 Effective Date and (c) the satisfaction and discharge of the Senior Notes in full and paying fees, expenses and premiums incurred in connection therewith.”
SECTION 2.    2014 Replacement Term Loan Increase.     Subject to the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof and the satisfaction of the conditions set forth in Section 7 hereof, (i) the Borrower, the Guarantors and the 2014 Replacement Term Lender hereby agree to waive, solely for purposes of this Amendment No. 7, the requirements set forth in the fourth paragraph of Section 10.01 of the Credit Agreement that (x) proceeds from Replacement Term Loans be used solely to refinance Replaced Term Loans and (y) the aggregate principal amount of Replacement Term Loans shall not exceed the aggregate principal amount of Replaced Term Loans (plus any accrued interest, fees, expenses, original issue discount or other amounts paid) and (ii) the 2014 Replacement Term Lender hereby agrees to increase its commitment to provide 2014 Replacement Term Loans pursuant to Section 1 hereof by an additional aggregate principal amount of $779,550,000 (the “2014 Replacement Term Loan Increase”). It is understood and agreed that (i) the proceeds of the 2014 Term Loan Increase shall be used on the Amendment No. 7 Effective Date (x) to repay in full all Revolving Credit Loans outstanding immediately prior to the Amendment No. 7 Effective Date and (y) to satisfy and discharge the Senior Notes in full and pay fees, expenses and premiums incurred in connection therewith and (ii) the 2014 Replacement Term Loan Increase shall be added to and become part of the 2014 Replacement Term Loans for all purposes under this Amendment No. 7 and under the Credit Agreement. The portion of Schedule 1.01A of the Credit Agreement relating to 2014 Replacement Term Loan Commitments is hereby amended and restated as set forth in Schedule 1.01A as attached hereto as Exhibit A.
SECTION 3.    Revolving Credit Facility Amendment.
(a)     Subject to the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof and the satisfaction of the conditions set forth in Section 8 hereof, Holdings, the Borrower, the Existing Administrative Agent, the Successor Administrative Agent and the Revolving Credit Lenders hereby agree that on the Amendment No. 7 Effective Date, each Revolving Credit Lender party hereto shall convert its respective Revolving Credit Commitment as in existence immediately prior to the Amendment No. 7 Effective Date into a Revolving Credit Commitment in the amount set forth opposite its name on Schedule 1.01A attached hereto as Exhibit A. It is understood and agreed that upon the occurrence of the Amendment No. 7 Effective Date and the repayment in full of all Revolving Credit Loans outstanding immediately prior thereto, the Revolving Credit Commitment of any Revolving Credit Lender that is not listed on Schedule 1.01A attached hereto as Exhibit A shall be terminated in its entirety.
(b)    Subject to the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof and the satisfaction of the conditions set forth in Section 8 hereof, the Credit Agreement is hereby amended as set forth below:
(i)     Section 1.01 of the Credit Agreement is hereby amended by amending and restating clause (b)(i) and the first paragraph of clause (b)(ii)of the definition of “Applicable Rate” as follows:
“(b)(i) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees in respect of Revolving Credit Lenders with Original Revolving Credit Commitments, Extended Revolving Credit Commitments, or Extended R-2 Revolving Credit Commitments (each as defined prior to giving effect to Amendment No. 7), the rates, as applicable, set forth in clause (b) of the definition of “Applicable Rate” (as defined prior to giving effect to Amendment No. 7), and
(ii) with respect to Revolving Credit Loans, unused Revolving Credit Commitments and Letter of Credit fees in respect of Revolving Credit Lenders with Revolving Credit Commitments established pursuant to Amendment No. 7, (x) until delivery of financial statements for the first fiscal quarter ending after the Amendment No. 7 Effective Date pursuant to Section 6.01, (A) for LIBOR Loans and Letter of Credit Fees, 2.75%, (B) for Base Rate Loans, 1.75% and (C) for unused commitment fees, 0.50% and (y) thereafter, the following percentages per annum, based upon the Senior Secured Net Leverage Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 6.02(a):

Applicable Rate
Pricing Level	Senior Secured Net Leverage Ratio	LIBOR and Letter of Credit Fees	Base Rate	Unused Commitment Fee Rate
1	>3.50:1	2.75%	1.75%	0.50%
2	≤3.50:1	2.50%	1.50%	0.375%”

(ii)    Section 1.01 of the Credit Agreement is hereby amended by deleting the words “In the case of the immediately preceding clause (a)(ii)” appearing in the first sentence of each of the second and the third to last paragraphs of the definition of “Applicable Rate” and inserting the following in lieu thereof:
“In the case of each of immediately preceding clauses (a)(ii) and (b)(ii), as applicable”
(iii)     Clause (ii) of the first proviso appearing in the first sentence of the definition of “Base Rate” in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:
“(ii) in respect of Revolving Credit Loans made pursuant to Revolving Credit Commitments (x) in effect prior to the Amendment No. 7 Effective Date, the Base Rates set forth in clauses (ii), (iii) and (iv) of the definition of “Base Rate” without giving effect to Amendment No. 7 and (y) in effect after giving effect to Amendment No. 7 on the Amendment No. 7 Effective Date, 2.00% per annum.”
(iv)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Extended Revolving Credit Commitment” in its entirety as follows:
“Extended Revolving Credit Commitment” means on and after the Amendment No. 7 Effective Date, any Revolving Credit Commitment which is deemed to be an “Extended Revolving Credit Commitment” pursuant to Section 2.15 hereof.
(v)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Extending Revolving Credit Lender” in its entirety as follows:
“Extending Revolving Credit Lender” means on and after the Amendment No. 7 Effective Date, any Revolving Credit Lender which is deemed to be an “Extending Revolving Credit Lender” pursuant to Section 2.15 hereof.
(vi)     Section 1.01 of the Credit Agreement is hereby further amended by deleting the definitions of “Extended R-2 Revolving Credit Commitment”, “Extending R-2 Revolving Credit Lender” and “Original Revolving Credit Commitment” therefrom.

(vii)     Clause (a)(ii)(x) of the definition of “LIBOR” appearing in Section 1.01 of the Credit Agreement is hereby amended and restated as follows:

“and (x) in respect of Revolving Credit Loans made pursuant to Revolving Credit Commitments (I) in effect prior to the Amendment No. 7 Effective Date, the rates set forth in clauses (a)(ii)(x), (a)(ii)(y) and (a)(ii)(z) of the definition of “LIBOR” without giving effect to Amendment No. 7 and (II) in effect after giving effect to Amendment No. 7 on the Amendment No. 7 Effective Date, 1.00% per annum divided by”.
(viii)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Maturity Date” as follows:
“Maturity Date” means on and after the Amendment No. 7 Effective Date, (i) with respect to the Term Loans that have not been extended pursuant to Section 2.15, April 9, 2021 (the “Original Term Loan Maturity Date”), (ii) with respect to the Revolving Credit Commitments that have not been extended pursuant to Section 2.15, April 9, 2019 (the “Original Revolving Credit Maturity Date”), and (iii) with respect to any other tranche of Extended Term Loans or Extended Revolving Credit Commitments, the final maturity date as specified in the applicable Extension Offer accepted by the respective Lender or Lenders; provided that if any such day is not a Business Day, the applicable Maturity Date shall be the Business Day immediately succeeding such day.
(ix)     Section 1.01 of the Credit Agreement is hereby further amended by amending and restating the definition of “Revolving Credit Commitment” as follows:
“Revolving Credit Commitment” means, (i) as to each Revolving Credit Lender immediately prior to the Amendment No. 7 Effective Date, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A (as in effect immediately prior to the Amendment No. 7 Effective Date), or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14 and Section 10.07(b)) and (ii) as to each Revolving Credit Lender on and after the Amendment No. 7 Effective Date after giving effect to Amendment No. 7, its obligation to (a) make Revolving Credit Loans to the Borrower pursuant to Section 2.01(b), (b) purchase participations in L/C Obligations in respect of Letters of Credit and (c) purchase participations in Swing Line Loans, in an aggregate principal amount at any one time outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule 1.01A (as amended and restated pursuant to Amendment No. 7) or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement (including Section 2.14 and Section 10.07(b)). The aggregate Revolving Credit Commitments of all Revolving Credit Lenders shall be $190,000,000 as of the Amendment No. 7 Effective Date, as such amount may be adjusted from time to time in accordance with the terms of this Agreement.
(x)     Section 2.01(b) of the Credit Agreement is hereby amended by inserting the text “On and after the Amendment No. 7 Effective Date,” at the beginning thereof.
(xi)    The second proviso to the first sentence of Section 2.05(a) of the Credit Agreement is hereby amended by inserting the text “and the Revolving Credit Loans oustanding immediately prior to the Amendment No. 7 Effective Date” immediately before the text “with the proceeds thereof” appearing at the end of such proviso.
(xii)    The first sentence of Section 2.14(a) of the Credit Agreement is hereby amended by (a) replacing the comma appearing immediately before the text “(b)” appearing therein with the text “or” and (b) deleting clause (c) thereof.
(xiii)    Section 2.15 of the Credit Agreement is hereby amended by deleting the proviso appearing at the end of clause (e) thereof.
(xiv)     The portion of Schedule 1.01A of the Credit Agreement relating to Revolving Credit Commitments is hereby amended and restated as set forth in Schedule 1.01A as attached hereto as Exhibit A.
SECTION 4.    Appointment of Successor Administrative Agent and Successor Collateral Agent. Subject to the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof and the satisfaction of the conditions set forth in Section 9 hereof, each of the Borrower, DBTCA, in its capacities as the Existing Administrative Agent, Existing Collateral Agent, Existing Swing Line Lender and Existing L/C Issuer, DBNY, in its capacities as the Successor Administrative Agent, Successor Collateral Agent, Successor Swing Line Lender and Successor L/C Issuer and the Required Lenders hereby agree as follows:
(a)It is acknowledged and agreed that, pursuant to Section 9.09 of the Existing Credit Agreement, DBTCA, in its capacities as the Existing Administrative Agent, Existing Collateral Agent, Existing Swing Line Lender and Existing L/C Issuer has notified the Lenders of its desire to resign from its appointment as Administrative Agent, Collateral Agent, Swing Line Lender and L/C Issuer, respectively, under the Loan Documents with such resignation to become effective on the Amendment No. 7 Effective Date (concurrently with the appointment of the Successor Administrative Agent as provided below).

(b)The Borrower, the Guarantors and the Required Lenders hereby (i) expressly waive the requirement pursuant to Section 9.09 of the Credit Agreement that DBTCA, as the Existing Administrative Agent and the Existing Collateral Agent, provide 15 Business Days’ notice of its resignation, (ii) consent to (A) the resignation of DTBCA as the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swing Line Lender and the Existing L/C Issuer and (B) the appointment by the Required Lenders of DBNY as the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swing Line Lender and the Successor L/C Issuer under the Loan Documents, in each case, on the terms set forth in the Resignation and Assignment Agreement, dated as of the date hereof, and attached hereto as Exhibit B, and (iii) consent to all of the terms of, and authorize the Existing Administrative Agent, the Existing Collateral Agent, the Existing Swing Line Lender, the Existing L/C Issuer, the Successor Administrative Agent, the Successor Collateral Agent, the Successor Swing Line Lender and the Successor L/C Issuer to enter into, the Resignation and Assignment Agreement.

SECTION 5.    Other Amendments. Subject to the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof, the effectiveness of the amendments set forth in Sections 2 through 4 hereof in accordance with Sections 7 and 8 hereof and the satisfaction of the conditions set forth in Section 9 hereof, (a) the Credit Agreement is hereby amended and restated in its entirety as set forth in the Second Amended and Restated Credit Agreement, as attached hereto as Exhibit C (the “Second Amended and Restated Credit Agreement”), (b) certain Schedules to the Credit Agreement are hereby amended and restated in their entirety as attached hereto as Exhibit D, (c) Exhibit E to the Credit Agreement (Form of Compliance Certificate) is hereby amended and restated in its entirety as attached hereto as Exhibit E and (d) each of the other exhibits set forth on Exhibit F hereto (the “Other Exhibits”) are hereby amended such that each reference to DBTCA in its capacity as Administrative Agent or as Collateral Agent shall be deemed to be amended to be a reference to DBNY as Administrative Agent or as Collateral Agent, as the case may be, or any permitted successor in such capacity in accordance with Section 9.09 of the Credit Agreement.

SECTION 6.    Conditions to Effectiveness of the 2014 Replacement Term Loans Amendments. The 2014 Replacement Term Loans Amendment, as set forth in Section 1, shall become effective on the date when the following conditions shall have been satisfied (or waived):

(a)     Holdings, the Borrower, the Existing Administrative Agent and DBNY, as 2014 Replacement Term Lender as of the Amendment No. 7 Effective Date, shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or electronic transmission) the same to the Existing Administrative Agent (or its counsel);

(b)     the Borrower shall have paid, by wire transfer of immediately available funds, all fees and reasonable out-of-pocket expenses (including the reasonable fees and expenses of White & Case LLP) to the extent invoiced at least three days prior to the Amendment No. 7 Effective Date, incurred by the Existing Administrative Agent in connection with the preparation, negotiation and execution of this Amendment No. 7 and required to be paid in connection with this Amendment No. 7 pursuant to Section 10.04 of the Credit Agreement and any fee letter between the Borrower and DBNY, in its capacity as a lead arranger in respect of Amendment No. 7;
(c)     the Existing Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower, certifying that the conditions precedent set forth in Section 4.01 of the Credit Agreement shall have been satisfied (or waived) on and as of the Amendment No. 7 Effective Date;
(d)     the Existing Administrative Agent shall have received (i) a copy of the certificate or articles of incorporation or organization, including all amendments thereto, of each Loan Party, certified, if applicable, as of a recent date by the Secretary of State of the state of such Loan Party’s organization, and a certificate as to the good standing (where relevant) of each Loan Party as of a recent date, from such Secretary of State or similar Governmental Authority, and (ii) a certificate of the Secretary or Assistant Secretary of each Loan Party dated the Amendment No. 7 Effective Date and certifying (A) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) agreement of such Loan Party as in effect on the Amendment No. 7 Effective Date or that the by-laws or operating (or limited liability company) agreement of such Loan Party have not been modified, rescinded or amended since the Amendment No. 6 Effective Date, (B) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of Amendment No. 7 and, if applicable, the Guarantor Consent and Reaffirmation, in each case, to which such Person is a party and, in the case of the Borrower, the borrowings hereunder, and that such resolutions have not been modified, rescinded or amended and are in full force and effect, (C) that the certificate or articles of incorporation or organization of such Loan Party have not been amended since the date of the last amendment thereto shown on the certificate of good standing furnished pursuant to clause (i) above, and (D) as to the incumbency and specimen signature of each officer executing Amendment No. 7 on behalf of such Loan Party and countersigned by another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (ii) above;
(e)     the Existing Administrative Agent shall have received a certificate, dated the Amendment No. 7 Effective Date and signed by a financial officer of the Borrower, certifying that Holdings and its Subsidiaries and the Borrower and its Subsidiaries, in each case on a consolidated basis after giving effect to the 2014 Replacement Term Loans on the Amendment No. 7 Effective Date, are Solvent as of the Amendment No. 7 Effective Date;
(f)     the Existing Administrative Agent shall have received a Guarantor Consent and Reaffirmation, substantially in the form attached hereto as Annex A, duly executed and delivered by each Guarantor (the terms of which are hereby incorporated by reference herein);
(g)     the Existing Administrative Agent shall have received from (i) Simpson Thacher & Bartlett LLP, special counsel to the Loan Parties, (ii) Nelson Mullins Riley & Scarborough LLP, local counsel to the Loan Parties organized under the laws of the state of Georgia, (iii) Arnold Gallagher P.C., local counsel to the Loan Parties organized under the laws of the state of Oregon and (iv) Wallace Scott PC, local counsel to the Loan Parties organized under the laws of the state of Colorado, an opinion addressed to the Existing Administrative Agent, the Successor Administrative Agent, the 2014 Replacement Term Lender and the Lenders and dated the Amendment No. 7 Effective Date, which opinions shall be in form and substance reasonably satisfactory to the Existing Administrative Agent; and

(h)    the Borrower shall have issued an irrevocable redemption notice, in form and substance reasonably satisfactory to the Existing Administrative Agent, to holders of the Senior Notes and all amounts necessary to satisfy and discharge the Senior Notes pursuant to Section 11.01 of the Senior Note Indenture shall be substantially concurrently deposited with Wells Fargo Bank, National Association, as Trustee under the Senior Note Indenture.

SECTION 7.    Conditions to Effectiveness of the 2014 Replacement Term Loan Commitment Increase. The consent and waiver in respect of the 2014 Replacement Term Loan Increase and the 2014 Replacement Term Loan Increase shall become effective immediately upon the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof when the Existing Administrative Agent (or its counsel) shall have received from (i) each Consenting Lender making up the then Required Lenders, (ii) the 2014 Replacement Term Loan Lender providing such 2014 Replacement Term Loan Commitment Increase and (iii) the Loan Parties a counterpart of this Amendment No. 7 (whether the same or different counterparts) executed on behalf of such Person (which may be transmitted by facsimile or electronic transmission).

SECTION 8.    Conditions to Effectiveness of the Revolving Loan Amendments. The amendments set forth in Section 3 hereof shall become effective immediately upon the effectiveness of the 2014 Replacement Term Loans Amendment in accordance with Section 6 hereof and when the following conditions are satisfied (or waived):

(a)the Existing Administrative Agent (or its counsel) shall have received from (i) each Consenting Lender making up the then Required Lenders, (ii) each Revolving Credit Lender and (iii) the Loan Parties, a counterpart of this Amendment No. 7 (whether the same or different counterparts) executed on behalf of each such Person (which may be transmitted by facsimile or electronic transmission); and

(b)the Borrower shall have paid, by wire transfer in immediately available funds, any fees required to be paid to any lead arrangers in connection with this Amendment No. 7 pursuant to any fee letter between the Borrower and such lead arrangers.

SECTION 9.    Conditions of Effectiveness of the Consent and Waiver with respect to the Resignation and Assignment and the Other Amendments. The consent and waiver set forth in Section 4 and the Other Amendments set forth in Section 5, including without limitation the Second Amended and Restated Credit Agreement, shall become effective immediately upon the effectiveness of the 2014 Replacement Term Loans Amendment, the 2014 Replacement Term Loan Increase and the Revolving Credit Facility Amendment in accordance with Sections 6, 7 and 8 hereof when the following conditions are satisfied (or waived):
(a) the Existing Administrative Agent (or its counsel) shall have received from (i) each Consenting Lender making up the then the Required Lenders and (ii) the Loan Parties a counterpart of this Amendment No. 7 (whether the same or different counterparts) executed on behalf of each such Person (which may be transmitted by facsimile or electronic transmission);
(b)the Existing Administrative Agent and the Successor Administrative Agent shall have received an executed assignment of liens and security interests in form and substance reasonably satisfactory to the Existing Administrative Agent and the Successor Administrative Agent, reflecting the Existing Collateral Agent’s conveyance, assignment and transfer of all of its rights, title and interest in and to the existing Mortgage as collateral agent, mortgagee, grantee, beneficiary and secured party, as applicable, to the Successor Collateral Agent; and
(c)the Existing Administrative Agent and the Successor Administrative Agent shall have received a Resignation and Assignment Agreement substantially in the form attached hereto as Exhibit B, duly executed and delivered by each party thereto.
SECTION 10.    Representations and Warranties. Holdings, the Borrower and each of the other Loan Parties represent and warrant to each of the Lenders, the Existing Administrative Agent, the Existing Collateral Agent, the Successor Administrative Agent and the Successor Collateral Agent as follows as of the date hereof:
(a)     The execution, delivery and performance by each Loan Party of this Amendment No. 7 are within such Loan Party’s corporate or other powers and have been duly authorized by all necessary corporate or other organizational action. Neither the execution, delivery nor performance by each Loan Party of this Amendment No. 7 will (i) contravene the terms of such Person’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Permitted Liens) under (x) any Contractual Obligation to which such Person is a party or by which it or any of its properties of such Person or any of its Restricted Subsidiaries is bound or by which it may be subject or (y) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Person or its property is subject; or (iii) violate any applicable material Law, in each case, except to the extent that any such violation, conflict, breach, contravention or payment could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.
(b)     This Amendment No. 7 has been duly executed and delivered by each Loan Party that is a party hereto and constitutes a legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and by general principles of equity.
(c)     Upon the effectiveness of this Amendment No. 7 and both before and immediately after giving effect to this Amendment No. 7 and the making of the 2014 Replacement Term Loans as contemplated herein and the use of the proceeds thereof, no Default or Event of Default exists.

(d)     Each of the representations and warranties of Holdings, the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document immediately before and after giving effect to each and all parts of this Amendment No. 7 is true and correct in all material respects on and as of the date hereof; provided that, to the extent that such representations and warranties specifically refer to an earlier date, they are true and correct in all material respects as of such earlier date.
SECTION 11. Post-Effectiveness Obligations. Within ninety (90) days after the Amendment No. 7 Effective Date, unless waived or extended in writing by the Administrative Agent in its reasonable discretion, with respect to the Mortgaged Property, the Borrower shall deliver or shall cause the applicable Loan Party to deliver, to the Administrative Agent, on behalf of the Secured Parties, the following:
(a)     with respect to the existing Mortgage, a date down endorsement to the existing Mortgage Policy which shall be in form and substance customary in the state in which the Property is located, shall be reasonably satisfactory to the Administrative Agent and reasonably assures the Administrative Agent as of the date of such endorsement that that the Property (as defined in the existing Mortgage) subject to the Lien of the existing Mortgage is free and clear of all Liens other than Permitted Liens;
(b)     with respect to the Mortgaged Property, such affidavits, certificates, information and instruments of indemnification as shall be required to induce the title insurance company to issue the date down endorsement to the Mortgage Policy contemplated in subparagraph (i) of this Section 11 and evidence of payment of all applicable title insurance premiums, search and examination charges, mortgage recording taxes, recording fees and related charges required for the issuance of such endorsement to the Mortgage Policy and the recording of the Mortgage Amendment (as defined below);
(c)     an executed amendment to the existing Mortgage (the “Mortgage Amendment” and the existing Mortgage, as amended by such Mortgage Amendment, if any, a “Mortgage”), in form and substance reasonably acceptable to the Administrative Agent, together with evidence of completion (or satisfactory arrangements for the completion) of all recordings and filings of the Mortgage Amendment as may be necessary to protect and preserve the Lien of the Mortgage; and
(d)     an opinion addressed to the Administrative Agent and the Secured Parties, in form and substance reasonably satisfactory to the Administrative Agent, from local counsel in the jurisdiction in which the Mortgaged Property is located.
SECTION 12.     Reference to and Effect on the Credit Agreement and the Loan Documents.

(a)     On and after the Amendment No. 7 Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended and restated by this Amendment No. 7, (ii) the 2014 Replacement Term Lender shall constitute a “Lender” as defined in the Credit Agreement, (iii) each reference to Exhibit E to the Credit Agreement (Form of Compliance Certificate) in any document, agreement or instrument executed in connection with the Credit Agreement shall mean and be a reference to Exhibit E (Form of Compliance Certificate) as amended by this Amendment No. 7, (iv) each reference to the Schedules to the Credit Agreement in any document, agreement or instrument executed in connection with the Credit Agreement shall mean and be a reference to the Schedules to the Credit Agreement as amended or amended and restated by this Amendment No. 7 and (v) each reference to any of the Other Exhibits in any document, agreement or instrument executed in connection with the Credit Agreement shall mean and be a reference to the applicable Other Exhibits as amended by this Amendment No. 7.
(b)     The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment No. 7, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment No. 7.
(c)     The execution, delivery and effectiveness of this Amendment No. 7 shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. On and after the effectiveness of this Amendment No. 7, this Amendment No. 7 shall for all purposes constitute a Loan Document.

SECTION 13. Execution in Counterparts. This Amendment No. 7 may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Amendment No. 7 shall be effective as delivery of an original executed counterpart of this Amendment No. 7.

SECTION 14. Governing Law. This Amendment No. 7 shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 15. Successors and Assigns. This Amendment No. 7 shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of the parties hereto.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 7 to be executed by their respective officers thereunto duly authorized, as of the date first above written.
TRANSUNION CORP.

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
TRANS UNION LLC

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
TRANSUNION INTERACTIVE, INC.

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
TRANSUNION RENTAL SCREENING SOLUTIONS, INC.

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
TRANSUNION TELEDATA LLC

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary

TRANSUNION HEALTHCARE LLC

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
DIVERSIFIED DATA DEVELOPMENT CORPORATION

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
TRANSUNION FINANCING CORPORATION

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
FINANCIAL HEALTHCARE SYSTEMS, LLC

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
E-SCAN DATA SYSTEMS, INC.

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President, Assistant Secretary
TRANSUNION RISK AND ALTERNATIVE DATA SOLUTIONS, INC.

By: /s/ MICHAEL J. FORDE	Name: Michael J. Forde Title: Vice President and Secretary

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Existing Administrative Agent, Existing Collateral Agent, Existing Swing Line Lender and Existing L/C Issuer

By: /s/ PETER CUCCHIARA	Name: Peter Cucchiara Title: Vice President

By: /s/ KIRK L. TASHJIAN	Name: Kirk L. Tashjian Title: Vice President
DEUTSCHE BANK AG NEW YORK BRANCH, as Successor Administrative Agent, Successor Collateral Agent, Successor Swing Line Lender, Successor L/C Issuer, 2014 Replacement Term Loan Lender and Revolving Credit Lender

By: /s/ PETER CUCCHIARA	Name: Peter Cucchiara Title: Vice President

By: /s/ KIRK L. TASHJIAN	Name: Kirk L. Tashjian Title: Vice President

GOLDMAN SACHS LENDING PARTNERS LLC, as Revolving Credit Lender

By: /s/ ROBERT EHUDIN	Name: Robert Ehudin Title: Authorized Signatory

BANK OF AMERICA, N.A., as Revolving Credit Lender

By: /s/ JUSTIN SMILEY	Name: Justin Smiley Title: Vice President

ROYAL BANK OF CANADA, as Revolving Credit Lender

By: /s/ WILLIAM J. CAGGIANO	Name: William J. Caggiano Title: Authorized Signatory

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Revolving Credit Lender

By: /s/ CHRISTOPHER DAY	Name: Christopher Day Title: Authorized Signatory

By: /s/ SAMUEL MILLER	Name: Samuel Miller Title: Authorized Signatory

NEWYORK 9150754 (2K)